Exhibit 10.6

AMENDMENT NO. 1 TO LEASE

This AMENDMENT NO. 1 TO LEASE (“Amendment”), dated             , 2008 (“Execution Date”) for reference purposes only, is entered into by and between FREESCALE SEMICONDUCTOR, INC., a Delaware corporation (“Landlord”), and EVERSPIN TECHNOLOGIES, INC., a Delaware corporation (“Tenant”), with reference to the following facts:

A. Landlord and Tenant are parties to that certain Lease dated as of June 4, 2008 (“Lease”), pursuant to which Landlord leases to Tenant certain space (“Premises”) located at 1300 North Alma School Road, Chandler, Arizona.

B. The parties desire to amend the Lease to correct certain inaccurate provisions and exhibits in the Lease and have such corrections in this Amendment be deemed to take place as of the Effective Date of the Lease, which is June 4, 2008, all on the following terms and conditions.

NOW, THEREFORE, in consideration of the above recitals which are hereby incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease, effective as of the Effective Date of the Lease, as follows:

1. Premises. Section 1.A. of the Lease is hereby replaced with the following:

A. For and in consideration of the covenants and agreements on the part of Tenant contained herein, and under and subject to the terms and conditions hereof, Landlord hereby leases and demises unto Tenant those certain premises in portions of the buildings known as A Building, B Building, M Building and N Building (individually, a “Building” and collectively with all other buildings located in the Project, the “Buildings”) which are part of that certain project owned by Landlord known as “Chandler” (herein the “Project”) located at 1300 North Alma School Road, Chandler, Arizona 85224 as illustrated on Exhibit A attached hereto and hereby made a part hereof, containing 6,816 square feet of office space in M Building (of which 486 square feet consists of a conference room) (said 6,816 square feet of space is herein referred to as the “Office Space”), 9,259 square feet of fabrication space in M Building (herein the “Fab Space”), and 5,625 square feet of lab space in A Building (herein the “Lab Space”) totaling 21,700 square feet of floor area (hereinafter called the “Premises”) as illustrated on the floor plans contained in Exhibit C-1 attached hereto and made a part hereof, together with the right to use certain facilities that are located on the real property legally described in Exhibit D attached hereto and made a part hereof (herein the “Property”) that are provided by Landlord in common to Tenant,

Landlord’s employees and other third parties such as vendors and suppliers designated by Landlord and are defined below as Common Areas. In addition to the Premises, Landlord hereby grants to Tenant, during the Term of this Lease, at no additional charge, the non-exclusive right to use the space (the “TSO Space”) designated on Exhibit C-1 as the TSO Lab, subject to procedures adopted by Landlord governing such access by Tenant. Tenant may locate certain of Tenant’s Property (as herein defined) in the TSO Space as previously approved by Landlord.”

2. Floor Plan of Premises. Exhibit C is hereby replaced with the Floor Plan attached hereto as Exhibit C-1.

3. Initial Term Fixed Rent. Exhibit E is hereby replaced with the Initial Term Fixed Rent schedule attached hereto as Exhibit E-1.

4. Renewal Term Fixed Rent. Exhibit F is hereby replaced the Renewal Term Fixed Rent schedule attached hereto as Exhibit F-1.

5. Brokers. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant harmless from all claims of any broker claiming to have represented Landlord in connection with this Amendment.

6. Miscellaneous. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control. Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. This Amendment may be executed in multiple counterparts each of which is deemed an original but together constitute one and the same instrument. This Amendment may be executed in so-called “PDF” format, and each party has the right to rely upon a PDF counterpart of this Amendment signed by the other party to the same extent as if such party had received an original counterpart.

[SIGNATURES ARE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD: FREESCALE SEMICONDUCTOR, INC., a Delaware corporation		TENANT: EVERSPIN TECHNOLOGIES, INC., a Delaware corporation
By:	/s/ Lisa Su	By:	/s/ Saied Tehrani
Print Name: Lisa Su		Print Name: Saied Tehrani
Its: SR VP & GM of NMG & CTO		Its: COO
Date: 01/15/09		Date: 2/2/09

EXHIBIT C-1

Floor Plan

(attach copy)

EXHIBIT E-1

Initial Term Fixed Rent Chart

Premises	Rentable Square Feet	Annual Fixed Rent	Monthly Fixed Rent
Office Space (M Building)	6,816	$120,760/year	$10,063.33/month

Fab Space (M Building)	9,259	$606,050/year	$50,504.17/month

Lab Space (A Building)	5,625	$114,240/year	$9,520.00/month

Total	21,700	$841,050/year	$70,087.50/month

Office Space – Chandler M Building - Level 2

Sedona Conf Room
486 Sq. Ft.
BREAK ROOM
GOWN ROOM
MER
MER
MER
MER
MER
MER
MER
MER
MER
IDF
IDF
Future Conf Room
STOCK ROOM
N BLDG

Office Space
8 Offices
22 Cubes
1 Conf Rm
Adjacent hallways as indicated

Total = 6,816 Sq. Ft.

Fab Space – Chandler M Building - Level 1

LOBBY

Fab Space

Area	Clean Room	Gray space
ZB Bay	95	602
CU Bay	245	736
AM Bay	1,315	3,831
IE Bay	431	2,004
Subtotals	2,086	7,173
Total sf	9,259

Lab Space - Chandler A Bldg - Level 1

LOBBY
OHR
S
TSO Lab
MRAM 5,625 sf

Lab Space – 5,625 sf

TSO Lab – Non-exclusive access